1

For the semi-annual period ended:  3/31/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund   (Series 1)

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

Ia.

1.   Name of Issuer
     United Parcel Service, Inc.

2.   Date of Purchase
      11/9/99

3.   Number of Securities Purchased
       140,100

4.   Dollar Amount of Purchase
       $7,005,000

5.   Price Per Unit
       $50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
      Morgan Stanley

7.   Other members of the Underwriting Syndicate:

     Morgan Stanley & Co., Inc
     Goldman Sachs & Co.
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Credit Suisse First Boston
     Salomon Smith Barney Inc.
     Warburg Dillon Read LLC
     ABN Amro Incorporated
     Banc of America Securities LLC
     BancBoston Robertson Stephens Inc.
     Bear, Sterns & Co., Inc.
     Sanford C. Bernstein & Co., Inc.
     Blaylock & Partners, L.P.
     J.C. Bradford & Co.
     Chatsworth Securities LLC
     Deutsche bank Securities LLC
     Donaldson,   Lufkin  &  Jenrette   Securities
     Corporation
     E* Offering Corp.
     A.G. Edwards & Sons, Inc.
     First Union Securities, Inc.
     Gruntal & Co., LLC
     Guzman & Company
     J.J.B. Hilliard, W.L. Lyons, Inc.
     ING Barings LLC
     Jackson Securities Incorporated
     Edward D. Jones & Co., L.P.
     Lazard Freres & Co. LLC
     Legg Mason Wood Walker, Incorporated
     Lehman Brothers Inc.
     Melvin Securities, L.L.C.
     J.P. Morgan Securities Inc.
     Morgan Keegan & Company, Inc.
     Nesbitt Burns Securities Inc.
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Ramirez & Co., Inc.
     RBC Dominion Securities Inc.
     The Robinson-Humphrey Company, LLC
     Charles Schwab & Co., Inc.

























For the semi-annual period ended:  3/31/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund   (Series 1)

Ib.

1.   Name of Issuer
     Genentech Inc.

2.   Date of Purchase
      10/20/99

3.   Number of Securities Purchased
       79,500

4.   Dollar Amount of Purchase
       $11,408,250

5.   Price Per Unit
       $143.50

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
      JP Morgan
7.   Other members of the Underwriting Syndicate:

     J.P. Morgan Securities Inc.
     Goldman, Sachs & Co.
       Merrill  Lynch,  Pierce,  Fenner  &   Smith
Incorporated
     Warburg Dillon Read LLC
     BancBoston Robertson Stephens Inc.
     Adams, Harkness & Hill, Inc.
     Bank Am Bellevue
     Bear, Stearns & Co. Inc.
     CIBC World Markets Corp.
     Credit Suisse First Boston Corporation
     Gerard Klauer Mattison & Co., Inc.
     Hambrecht & Quist LLC
     ING Barings LLC
     Lehman Brothers Inc.
     Morgan Stanley & Co. Incorporated
     Prudential Securities Incorporated
     Salomon Smith Barney Inc.
     SG Cowen Securities Corporation
     U.S. Bancorp Piper Jaffray Inc.








































For the semi-annual period ended:  3/31/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund   (Series 1)

Ic.

1.   Name of Issuer
     Radio Unica Communications

2.   Date of Purchase
      10/19/99

3.   Number of Securities Purchased
       10,000

4.   Dollar Amount of Purchase
       $160,000

5.   Price Per Unit
       $16.00

6.   Name(s) of Underwriter(s) or Dealer(s)

     Salomon Smith Barney Inc.
     Bear, Stearns & Co. Inc.
     Donaldson, Lufkin & Jenrette
     CIBC World Markets
     BancBoston Robertson Stephens Inc.
     Credit Lyonnais Securities (USA) Inc.
     Credit Suisse First Boston Corporation
     Deutsche Bank Securities Inc.
     A.G. Edwards & Sons, Inc.
     ING Barings LLC
     Lazard Freres & Co. LLC
       Merrill  Lynch,  Pierce,  Fenner  &   Smith
Incorporated
     Morgan Stanley & Co. Incorporated
     PaineWebber Incorporated
     Prudential Securities Incorporated
     Schroder & Co. Inc.
     Wasserstein Perella Securities, Inc.
     Guzman & Company
     Samuel A. Ramirez & Co., Inc.
     Raymond James & Associates, Inc.
     The Robinson-Humphrey Company, LLC




























































For the fiscal year ended: 3/31/00
File number: 811-7343

The Prudential Investment Portfolios, Inc.
     Prudential Jennison Growth Fund    (Series 1)

                         SUB-ITEM 77-0

                           EXHIBITS

          Transactions Effected Pursuant  to  Rule
10f-3

Id.

1.   Name of Issuer
     InsWeb

2.   Date of Purchase
      7/22/99

3.   Number of Securities Purchased
       16,300

4.   Dollar Amount of Purchase
       $277,100

5.   Price Per Unit
       $17.00

6.   Name(s) of Underwriter(s) or Dealer(s)
     From whom Purchased
      Goldman, Sachs & Co., Robertson,
     Stephens & Company, Tucker Anthony

7.   Other members of the Underwriting Syndicate:

     [Not available]








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